EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q for the quarter ended December 31, 2014 of AMERCO (the “Company”), as filed with the Securities and Exchange Commission on February 4, 2015 (the “Report”), I, Edward J. Shoen, President and Chairman of the Board of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

AMERCO

a Nevada corporation

/s/ Edward J. Shoen
Edward J. Shoen
President and Chairman of the Board

Date: February 4, 2015